UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2024

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Biohealth Medical Laboratory, Inc. and PB Laboratories, LLC (the “Companies”), subsidiaries of Rennova Health, Inc. (“Rennova”), filed suit against CIGNA Health in 2015 alleging that CIGNA failed to pay claims for laboratory services the Companies provided to patients pursuant to CIGNA-issued and CIGNA-administered plans. In 2016, the U.S. District Court dismissed part of the Companies’ claims for lack of standing. The Companies appealed that decision to the Eleventh Circuit Court of Appeals, which in late 2017 reversed the District Court’s decision and found that the Companies have standing to raise claims arising out of traditional insurance plans, as well as self-funded plans. In July 2019, the Companies and EPIC Reference Labs, Inc. (“Epic”), another subsidiary of Rennova, filed suit against CIGNA Health for failure to pay claims for laboratory services provided. Cigna Health, in turn, sued for alleged improper billing practices. Because the Company did not have the financial resources to see the legal action to conclusion it assigned the benefit, if any, from the suit to Chris Diamantis, a former member of Rennova’s Board of Directors, for his financial support to the Company and assumption of all costs to carry the case to conclusion.

On November 4, 2024, a jury in the United States District Court for the District of Connecticut awarded no amounts to the Companies and EPIC in connection with the lawsuit and an aggregate of $7.3 million to Cigna Health in connection with the lawsuit brought by Cigna Health against the Companies and EPIC. The Companies and EPIC are currently considering their options which may include motions to the court, appeals and/or other legal remedies available to them. The Companies and EPIC are non-operating subsidiaries of Rennova. Management believes the likelihood of collection of such verdict is remote and, therefore, the verdict is likely not material to the current and future operations or financial condition of Rennova, but there can be no assurances that the verdict, or a portion thereof, will not be paid at some point. Any payments could be materially adverse to the financial condition of Rennova.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2024	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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